UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 25, 2019

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53723	30-0791746
(State or other jurisdiction of incorporation)	(Commission File #)	(IRS Employer Identification Number)

555 Madison Avenue, 5th Floor

New York, NY

(Address of principal executive office)

Tel: (917) 796-9926

(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TAUG	OTCQB

Item 1.01 Entry into a Material Definitive Agreement.

Tauriga Sciences, Inc. (OTCQB stock symbol: TAUG, the “Company”) has opted to enter into several additional Convertible Note agreements and private placements for strategic purposes. The Company has principally concentrated its efforts on revenue generation by increasing the number of products for resale, attending several trade shows to provide product exposure in achieving the goal of expanding the Tauri-Gum™ brand, manufacturing, production and delivery of new flavors and by working with significant customers to increase product sales (as noted in more detail herein). In order to accomplish these operating goals, additional capital was required, and the Company opted to enter into both convertible debt and equity arrangements to finance these operations in order to enhance shareholder value and reach these operational milestones.

These arrangements noted in this current report reflect the Company’s belief that, through hard work and execution, additional value can be created over the next six months and beyond. The Company was offered and ultimately declined certain additional private placements after careful consideration and opted to borrow additional capital through the convertible notes discussed herein. Private placements accepted by the Company were completed prior to December 15, 2019 prior to some of the recent important catalysts being completed.

The following represents the most recently executed arrangements:

Odyssey Capital, LLC – Convertible Note – December 18, 2019

On December 18, 2019, the Company entered into a one year 8% $100,000 Convertible Note with Odyssey Capital, LLC (“Odyssey”) pursuant to the terms of a Securities Purchase Agreement (the “Odyssey Note”). The Odyssey Note has a maturity date of December 18, 2020 and carried a $5,000 original issue discount (such that $95,000 was funded to the Company at closing). The Investor is entitled, at its option, at any time after cash payment, to convert all or any amount of the principal face amount of the Odyssey Note then outstanding into shares of the Company’s common stock at a price for each share of common stock equal to 64% of the lowest daily volume weighted average price (VWAP) of the common stock as reported on the National Quotations Bureau OTC Markets exchange, which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future, for the fifteen (15) prior trading days including the day upon which a notice of conversion is received by the Company or its transfer agent. Such conversion shall be effectuated by the Company delivering the shares of common stock to Odyssey within 3 business days of receipt by the Company of the notice of conversion. Accrued but unpaid interest shall be subject to conversion. To the extent the conversion price of the Company’s common stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law. The Company agrees to honor all conversions submitted pending this increase. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 54% instead of 64% while that “Chill” is in effect. In no event shall the Investor be allowed to effect a conversion if such conversion, along with all other shares of Company Common Stock beneficially owned by Odyssey and its affiliates would exceed 4.99% of the outstanding shares of the Common Stock of the Company (which may be increased up to 9.9% upon 60 days’ prior written notice by Odyssey). During the first 180 calendar days that the Odyssey Note is in effect, the Company may redeem the Odyssey Note by paying to Odyssey an amount as follows: (i) if the redemption is within the first 60 days of the issuance date, then for an amount equal to 125% of the unpaid principal amount of this Odyssey Note along with any interest that has accrued during that period, (ii) if the redemption is after the 61st day, but by the 120th day of the issuance date, then for an amount equal to 135% of the unpaid principal amount of this Odyssey Note along with any accrued interest, and (iii) if the redemption is after the 120th day, but less than the 180th day of the issuance date, then for an amount equal to 140% of the unpaid principal amount of this Note along with any accrued interest. The Company may not redeem the Odyssey Note after the 180th day from entering into it. Upon an event of default, among other default provisions set forth in the Odyssey Note, (i) interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. (ii) if the Company shall fail to deliver to the Investor the shares of common stock without restrictive legend (when permissible in accordance with applicable law) within three (3) business days of its receipt of a notice of conversion, then the Company shall pay a penalty of $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company (which shall be increased to $500 per day beginning on the 10th day); (iii) if the Company’s stock ceases to be listed on an exchange, its stock is suspended from trading for more than 10 consecutive trading days or the Company ceases to file its reports with the SEC under the Securities Exchange Act of 1934, as amended, then the outstanding principal due under the Odyssey Note shall increase by 50%; or (iv) if the Odyssey Note is not paid at maturity, the outstanding principal due under this Odyssey Note shall increase by 10%.

In connection with the Odyssey Note, the Company issued irrevocable transfer agent instructions reserving 22,084,000 shares (the “Share Reserve”) of its Common Stock for conversions under this Odyssey Note. Odyssey shall have the right to periodically request that the number of reserved shares be increased so that the number of reserved shares at least equals four hundred percent of the number of shares of Company common stock issuable upon conversion of the Odyssey Note so long as there are sufficient authorized and unissued shares of the Company not otherwise reserved available to do so. Upon full conversion or repayment of this Odyssey Note, any shares remaining in the Share Reserve shall be cancelled.

The foregoing description of the above referenced transaction is not complete and is qualified in its entirety by reference to the text of the Securities Purchase Agreement and the Odyssey Note, which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Jefferson Street Capital LLC – Convertible Note – December 26, 2019

On December 26, 2019, the Company entered into a one year 10% $55,000 Convertible Note with Jefferson Street Capital LLC (“Jefferson Street”) pursuant to the terms of a Securities Purchase Agreement (the “Jefferson Street Note”). The Jefferson Street Note has a maturity date of December 26, 2020 and carried a $5,000 original issue discount (such that $50,000 was funded to the Company at closing). The Investor is entitled, at its option, at any time after cash payment, to convert all or any amount of the principal face amount of the Jefferson Street Note then outstanding into shares of the Company’s common stock at a price for each share of common stock equal to 65% of the lowest daily volume weighted average price (VWAP) of the common stock as reported on the National Quotations Bureau OTC Markets exchange, which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future, for the fifteen (15) prior trading days including the day upon which a notice of conversion is received by the Company or its transfer agent. Commencing on the date which is 180 days following the date of this Jefferson Street Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount, this Jefferson Street Note may be converted by Jefferson Street in whole or in part at any time from time to time after the Issue Date as noted in the Jefferson Street Note. During the first 180 calendar days that the Jefferson Street Note is in effect, the Company may redeem the Jefferson Street Note by paying Jefferson Street an amount as follows: (i) if the redemption is within the first 90 days of the issuance date, then for an amount equal to 120% of the unpaid principal amount of this Jefferson Street Note along with any interest that has accrued during that period, and (ii) if the redemption is after the 91st day, but by the 180th day of the issuance date, then for an amount equal to 133% of the unpaid principal amount of this Jefferson Street Note along with any accrued interest. The Company may not redeem the Jefferson Street Note after the 180th day from entering into it. Upon an event of default, among other default provisions set forth in the Jefferson Street Note interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law.

In connection with the Jefferson Street Note, the Company is required at all times to have authorized and reserved six times the number of common shares that would be issuable upon full conversion of the Jefferson Street Note in effect (assuming that the 4.99% limitation set forth in the Jefferson Street Note is not in effect) which shall initially be reserved at 20,000,000 common shares (the “Share Reserve”) of its Common Stock for conversions under this Jefferson Street Note. Upon full conversion or repayment of this Jefferson Street Note, any shares remaining in the Share Reserve shall be cancelled.

The foregoing description of the above referenced transaction is not complete and is qualified in its entirety by reference to the text of the Securities Purchase Agreement and the Jefferson Note, which are attached as Exhibits 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Tangiers Global, LLC – Term Sheet – January 4, 2020

On January 4, 2020, the Company entered into a $5,000,000 Fixed Funding Commitment Term Sheet (“Term Sheet”) with Tangiers Global, LLC (“Tangiers”). In accordance with the terms of the Term Sheet, the Company shall have the right to put shares to Tangiers of the Company’s common stock from time to time following effectiveness of a Form S-1 Registration Statement (“S-1”) by the Company. If upon the completion of 90 days, the Company has not filed its S-1, the Company shall issue to Tangiers a 250,000 common share break-up fee.

The Company may request equity investments (“Puts”) by Tangiers pursuant to which the Company will issue common stock to Tangiers subject to the lowest VWAP of the common stock during the 5 trading days including and immediately following the date of which a Put notice is delivered to Tangiers (“Pricing Period”) which is defined as the Market Price (“Market Price”). The Put Price is 88% of the Market Price.

There will be a minimum of eight (8) trading days between Puts, however, this restriction may be temporarily removed with written approval from Tangiers. The timing and amounts of the Puts shall be at the sole discretion of the Company. The maximum amount of each Put shall not exceed two times the average daily trading volume for the common stock during the 10 trading days proceeding the Put date. No Put shall be made in an amount lower than $5,000 or higher than $350,000 without prior written approval of Tangiers. Tangiers may not hold more than 9.99% of the Company’s common stock at any time.

The Company and Tangiers intend to enter into definitive agreements setting forth the more complete terms of this fixed funding arrangement and, upon completion, shall file such agreement(s) with our future applicable SEC reports.

BHP Capital NY Inc. – Convertible Promissory Note – January 3, 2020

On January 3, 2020, the Company entered into a one year 2% $44,000 Convertible Promissory Note with BHP Capital NY Inc. (“BHP Capital”) pursuant to the terms of a Securities Purchase Agreement (the “BHP Capital Note”). The BHP Capital Note has a maturity date of January 3, 2021 and carries a $4,000 original issue discount (such that $40,000 was funded to the Company at closing). BHP has the right from time to time, and at any time after closing, to convert all or any amount of the principal face amount of the BHP Capital Note then outstanding into shares of the Company’s common stock at a price for each share of common stock equal to 65% of the lowest one-day volume weighted average price (VWAP) of the common stock as reported on the National Quotations Bureau OTC Markets exchange, which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future, for the twenty (20) prior trading days including the day upon which a notice of conversion is received by the Company or its transfer agent. Such conversion shall be effectuated by the Company delivering the shares of common stock to BHP Capital within three (3) business days of receipt by the Company of the notice of conversion. The conversion price may be adjusted downward if, within three (3) business days of the transmittal of the Notice of Conversion to the Company, the Common Stock has a closing bid which is 5% or lower than that set forth in the Notice of Conversion. Accrued but unpaid interest shall be subject to conversion. To the extent the conversion price of the Company’s common stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law. The Company agrees to honor all conversions submitted pending this increase. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 50% instead of 65% while that “Chill” is in effect. In no event shall BHP be allowed to effect a conversion if such conversion, along with all other shares of Company Common Stock beneficially owned by BHP Capital and its affiliates would exceed 4.99% of the outstanding shares of the Common Stock of the Company.

During the first 180 calendar days that the BHP Capital Note is in effect, the Company may redeem the BHP Capital Note by paying to BHP Capital an amount as follows: (i) if the redemption is within the first thirty (30) days of the issuance date, then for an amount equal to 110% of the unpaid principal amount of this BHP Capital Note along with any interest that has accrued during that period, (ii) if the redemption is on or after the 31st day, but by the 60th day of the issuance date, then for an amount equal to 115% of the unpaid principal amount of this BHP Capital Note along with any accrued interest, (iii) if the redemption is on or after the 61st day and through the 90th day of the issuance date, then for an amount equal to 120% of the unpaid principal amount of this Note along with any accrued interest and (iv) if the redemption is on or after the 91st day and through the 180th day of the issuance date, then for an amount equal to 133% of the unpaid principal amount of this Note along with any accrued interest. The Company may not redeem the BHP Capital Note after the 180th day from entering into it. Upon an event or continuation of default, among other penalty provisions, of the BHP Note (1) interest shall accrue at a default interest rate of 24% per annum (“Default Interest”), and (2) the Note shall become immediately due and payable and the Company shall pay to the BHP, in full satisfaction of its obligations thereunder, an amount equal to the greater of (i) 150% times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to BHP pursuant to the BHP Capital Note and all other amounts payable thereunder shall immediately become due and payable.  The BHP Capital Note contains cross-default provisions to other Company agreements which, if triggered after the passage of all applicable notice and cure or grace periods, shall, at the option of BHP, be considered a default under the BHP Capital Note in which event BHP shall be entitled (but in no event required) to apply all rights and remedies of BHP under the terms and provisions of the BHP Capital Note and such other applicable agreements.

In connection with the BHP Capital Note, the Company issued irrevocable transfer agent instructions pursuant to which the Company is required at all times to have reserved three times the number of shares that would be issuable upon full conversion of the Note (assuming that the 4.99% beneficial ownership limitation is not in effect) (based on the respective Conversion Price of the Note in effect from time to time, initially 14,100,000 shares of its Common Stock (the “Share Reserve”) for conversions under this BHP Capital Note. Failure to maintain the share Reserve may be an event of default. Upon full conversion or repayment of this BHP Capital Note, any shares remaining in the Share Reserve shall be cancelled.

The foregoing description of the above-referenced transaction is not complete and is qualified in its entirety by reference to the text of the Securities Purchase Agreement and the BHP Capital Note, which are attached as Exhibits 4.6  and 4.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Private Placement of Common Stock – December 2019

In December 2019, the Company entered into a Securities Purchase Agreements with various individual accredited investors at an average price of $0.02 per share (“Purchase Price”), which consummated on December 13, 2019. The Company raised an aggregate of $88,520 in exchange for the sale of an aggregate of 4,426,000 shares of our restricted Common Stock. This private placement was completed prior to December 15, 2019.

The shares of our restricted common stock were sold pursuant to the terms of a Securities Purchase Agreements and issued in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

The shares of our common stock were offered and sold in a private placement and have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to purchase, the shares of our common stock in any jurisdiction in which such offer or solicitation would be unlawful.

The foregoing description of the above referenced private placement transaction is not complete and is qualified in its entirety by reference to the Securities Purchase Agreement, attached as Exhibit 4.5 hereto, the terms of which are incorporated in their entirety herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events.

Formulation for 25mg Vegan CBD Infused Gummies - Tauri-Gummies™

On November 25, 2019, the Company announced that it has finalized the formulation for its Vegan 15mg CBD (Isolate) Infused Gummies product to be branded Tauri-Gummies™ for which a trademark was filed on April 16, 2019.This product contains no gelatin in the formulation, as the Company has utilized plant-based alternatives in completion of this product. There will be 4 flavors offered – cherry, orange, lemon and lime. The Company’s press release relating to the production of our Vegan gummies is attached hereto as Exhibit 99.1

The current expectation is that each gummy package will contain 24 gummies in a jar, 6 of each flavor, containing 25mg of CBD isolate per individual gummy, or 600 mg of CBD isolate per jar. The Company plans to obtain a Kosher Certification for this product line from the prestigious Kosher authority – STAR-K.

Development of Cannabigerol “CBG” Isolate Infused Version of Tauri-Gum™

On December 30, 2019, the Company announced it has commenced development of a Cannabigerol (“CBG”) Isolate Infused version of its Tauri-Gum™ brand. The company expects that each tablet of chewing gum will contain 10mg of CBG isolate. The flavor (all natural) selected for this CBG product will be Starfruit/Peach. This product will also be Kosher Certified (Star K, Vegan and 100% made in the USA). The Company’s press release relating to the development of its CBG product brand is attached hereto as Exhibit 99.2

The Company has already secured distinct GS1 barcodes for both: The Starfruit/Peach CBG infused Tauri-Gum™ blister pack and retail display box.

Certified By Wal-Mart, Inc. to Become a Domestic Supplier

On December 23, 2019, the Company announced that is has been certified by Wal-Mart, Inc. (Walmart) to become a Domestic Supplier (“Vendor”). This certification from Walmart was obtained by the Company on December 19, 2019. The Company’s press release relating to its certification by Wal-Mart to become a domestic supplier is attached hereto as Exhibit 99.3.

The Company’s product liability insurance policy is underwritten by Evanston Insurance Company and provides coverage of $5,000,000.

Approval to Operate Global Seller Account by Alibaba Group

On January 6 , 2020, the Company announced that is has been approved by Chinese multinational conglomerate, Alibaba Group (“Alibaba”), to operate a Global Seller Account. In addition, the company has been designated as a Gold Supplier (Gold Tier Level Supplier). This Alibaba approval, opens up the global marketplace to the Company, its products, its product lines, as well as future business opportunities. The Company is working diligently towards establishing a partnership with a China based fulfillment and distribution network. The Company’s press release relating to the approval by Alibaba to become a global seller to Alibaba is attached hereto as Exhibit 99.4.

Certified as Affiliate Vendor by The National Association of College Stores

On January 7, 2020, the Company announced that is has been certified by the National Association of College Stores (“NACS”) as an affiliate vendor. As a vendor of NACS, the Company has joined the most comprehensive group of campus retailers working to provide the best services and selections to college students across the United States. The Company’s press release relating to the certification by NACS as an affiliate vendor is attached hereto as Exhibit 99.5.

Trade Shows

The Company will be an exhibitor at The Hemp World Expo, which will take place on January 18-19, 2020 in the Atlanta Expo Center North in Atlanta, Georgia. The Company will operate this booth on the main floor, from which it will be able to sell their products direct to potential industry customers, distributors, dispensaries, and retail chains as well as provide samples to attendees.

From there, the Company will be an exhibitor at the PGA merchandise Show in Orlando, Florida from January 21-24, 2020.

The Company will be exhibiting at these shows to continue its efforts in the expansion of its brand from its earlier successful exhibition at Kosher Fest.

The information set forth in the press releases referenced in Item 8.01 of this Current Report on Form 8-K, and annexed as exhibits 99.1-99.5 hereto is, in each case, being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall any such information contained in such press releases be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

4.1	Securities Purchase Agreement between Odyssey Capital, LLC and the Company, dated December 18, 2019
4.2	Convertible Redeemable Note issued to Odyssey Capital, LLC, dated December 18, 2019
4.3	Securities Purchase Agreement between Jefferson Street Capital LLC and the Company, dated December 26, 2019
4.4	Convertible Redeemable Note issued to Jefferson Street Capital LLC, dated December 26, 2019
4.5	Securities Purchase Agreement, December 2019 private placement
4.6	Convertible Promissory Note issued to BHP Capital NY Inc., dated January 3, 2020
4.7	Securities Purchase Agreement between BHP Capital NY INC and the Company, dated January 3, 2020
99.1	Press release, dated November 25, 2019
99.2	Press release, dated December 30, 2019
99.3	Press release, dated December 23, 2019
99.4	Press release, dated January 6, 2020
99.5	Press release, dated January 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2020

TAURIGA SCIENCES, INC.

By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer